UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2008 (June 26, 2008)

TATONKA OIL AND GAS, INC.
 (Exact name of registrant as specified in its charter)

Colorado	000-50190	47-0877018
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 Arapahoe Street, Tower 1, 10th floor, Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 476-4100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.02(b) Resignation of Chief Financial Officer

On June 26, 2008, Paul Slevin resigned as chief financial officer of the registrant and its wholly-owned subsidiary Tatonka Oil & Gas Company, Inc. Dirck Tromp, chief executive officer and a director of the registrant, will serve as interim chief financial officer. Mr. Tromp is compensated as the registrant’s CEO; no additional compensation will be paid to him in connection with his service as interim chief financial officer.

Section 9 – Financial Statements and Exhibits

Item 9.01 — Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tatonka Oil and Gas Company, Inc.

Dated: July 1, 2008	By:	/s/ DIRCK TROMP

Dirck Tromp
Chief Executive Officer